Exhibit 99.2

© 2020 CuriosityStream, Inc., Silver Spring, Maryland, All Rights Reserved. Investor Presentation – August 2020

Disclaimer This presentation contains statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward - looking statements.” These forward - looking statements can generally be identified by the use of forward - looking terminology, including the terms “believes,” “anticipates,” “expects,” “estimates,” “seeks,” “projects,” “targets,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward - looking statements include all matters that are not historical facts. By their nature, forward - looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we base these forward - looking statements on assumptions that we believe are reasonable when made, we caution you that forward - looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from those made in or suggested by the forward - looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward - looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Any forward - looking statements that we make in this presentation speak only as of the date of those statements, and we undertake no obligation to update those statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward - looking statements. This presentation includes a Non - GAAP measure as indicated which is not a substitute for the comparable GAAP number. In addition the historical numbers in this presentation may ultimately change as a result of an audit that will be conducted under the standards of the Public Company Accounting Board and therefore may change. The projections included herein are based on assumptions which may turn out to be incorrect. Software Acquisition Group, Inc., CuriosityStream Inc., and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Software Acquisition Group, Inc. with respect to the proposed business combination. Information regarding Software Acquisition Group, Inc.’s directors and executive officers is contained in Software Acquisition Group, Inc.’s Annual Report on Form 10 - K for the year ended December 31, 2019, its Quarterly Report on Form 10 - Q for the quarterly period ended March 31, 2020 and its other documents, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction, including the directors and executive officers of CuriosityStream Inc., may be obtained by reading the proxy statement and other relevant documents filed with the SEC when they become available. This communication is being made in respect of the proposed merger transaction involving Software Acquisition Group, Inc. and CuriosityStream Inc. Software Acquisition Group, Inc. intends to file a proxy statement on Schedule 14A with the SEC and will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement will also be sent to the stockholders of Software Acquisition Group, Inc. seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Software Acquisition Group, Inc. are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Software Acquisition Group, Inc. with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Transaction Overview

Transaction Overview	• Software Acquisition Group, Inc. (Nasdaq: SAQN, "SWAG" or the "Company") has entered into a definitive agreement to merge with CuriosityStream, Inc. ("CuriosityStream") • The combined company will be well capitalized, with ~$511M of equity and no debt; ~$180M of cash to drive growth(1), (2) • Represents pro forma valuation of 4.7x 2021P revenue at closing(1),(2),(3) • Existing CuriosityStream shareholders are rolling 100% of their equity into the combined company • SWAG has executed subscription agreements for a $25M PIPE to facilitate the business combination
Management and Board	• Current CuriosityStream management to continue to run the business • Pro forma for the transaction, Chairman John Hendricks will own approximately 45% of CuriosityStream, the largest holder • The Board will be comprised of Chairman Hendricks, Jon Huberman, Mike Nikzad, Clint Stinchcomb, Elizabeth Hendricks, Patrick Keeley, and Matt Blank
Timing	• Closing of business combination targeted for October

(1) Assumes no redemption of SWAG public shares
(2) Reflects fully-subscribed $25M PIPE placement at $10.00/share
(3) Value of consideration to CuriosityStream shareholders assuming 100% stock deal based on 4.25x 2021P revenue multiple and CuriosityStream 2021P revenue of $71.1M; dollar-for-dollar purchase price increase assuming ~$19M existing cash on CuriosityStream balance sheet at closing

1

Investment Highlights

CuriosityStream

1 Favorable Industry Dynamics

- Massive increase in video consumption in various formats and genres
- Exponential growth in streaming and over-the-top services
- Lower content production costs resulting in higher ROIs

2 Valuable and Expanding Content Library

- Over 3100 HD & 4K titles
- Higher production quality and resolutions compared to older libraries
- $1.3B estimated original production value
- Library has global appeal to viewers regardless of age or language
- Vast library covers all major categories of factual entertainment

3 Multiple Methods to Monetize Content

- Company's global relationships driving growth in bundled subscribers
- Improved marketing is accelerating growth in DTC
- Strong demand from Corporations, Associations, and Educational Institutions
- Growing viewership attractive to advertising sponsors
- Estimated revenue compound annual growth rate of 70% 2018-2025P

4 Global Distribution

- Expanded broadband capacity enabling mobile viewership
- Content delivered to any device – phones, tablets, PCs and TVs
- Bundling offerings with channel partners' products driving penetration
- Ability to tailor content packages to target audiences (e.g., children)

5 Industry-Leading Management Team

- John Hendricks' proven success of founding and growing Discovery Communications; personally invested ~$140M to grow CuriosityStream
- Decades of executive team experience monetizing factual entertainment, with year-over-year quarterly revenue growth of 297%
- SWAG brings technology expertise and track record of value creation

2

• Leads all strategy and operations for CuriosityStream • 28 years of traditional and digital global media experience across programming, production, content development, marketing, operations, advertising sales, and network and program distribution • Leadership roles ranging from SVP to Founder/CEO in the launch and successful operation of several television networks, content franchises and enthusiast brands • Joined CuriosityStream in May 2017 as CDO before assuming CEO role in June, 2018 • B.A. in History from Dartmouth College • Oversees all Finance and Accounting functions for CuriosityStream • 20 + years of leadership and FP&A record of achievement in media e - Commerce and retail industries • Former Head of Finance for Bluemercury, Pet360 and Discovery Communications, US Networks leading their accounting, financial planning and analysis, budgeting, and strategic planning • B.S. in Finance from Siena College; MBA in Finance from American University Speaker Introductions We have established a world class team of industry veterans Clint Stinchcomb President & Chief Executive Officer Jason Eustace Chief Financial Officer John Hendricks Founder & Chairman • Founder and visionary behind CuriosityStream with 35+ years of leadership experience in the television and factual media world • Former Chairman and founder of Discovery Communications, building the global media company to 220+ territories and 2.5+ billion cumulative subscribers since 1985 • Numerous accolades including Primetime Emmy Award and the Academy of Television Arts & Sciences honor award winner for ‘Great Books’ • B . A . in History and an Honorary Doctorate from the University of Alabama, Huntsville . • 30+ years of industry experience as an operator, investor and advisor to technology businesses • Former CEO of Ooyala, a leading provider of video distribution and orchestration software solutions • Numerous CEO and executive roles within technology businesses including Syncplicity, Tiburon, HyperParallel and Iomega Corporation • Past investment experience at the Gores Group and for the Bass family • A.B. in Computer Science from Princeton University; MBA from The Wharton School at the University of Pennsylvania 3 Jonathan Huberman Chairman & Chief Executive Officer (Software Acquisition Group Inc.)

Summary Biography 1982 Cable Educational Networks founded by John Hendricks Market Cap ($USD in billions) Discovery 1982 - 2014 2014 2014 $28B Market Cap Awards 1985 Discovery Channel raises $5M Series A and debuts on cable TV 2015 C urio sit y Stre a m launched 2017 C urio sit y Stre a m wins 1 st Emmy Award 2018 C urio sit y Stre a m reaches ~962k paying subs John Hendricks invests $140M+ into CuriosityStream Friend of Education Award Award for Innovation (1) As of 9/30/18. 2008 2010 John Hendricks steps down as Chairman of Discovery Communications 2012 2014 CuriosityStream 2015 - Present Hendricks the Visionary Founder of Discovery Communications ▪ Chairman, Discovery Communications (1982 – 2014) ▪ Author – ‘A Curious Discovery: An Entrepreneur’s Story’ ▪ Trustee – American Film Institute ▪ Founder, CuriosityStream ▪ Founder, Discovery Channel and Discovery Communications ▪ CEO, Discovery Communications (1982 – 2004) 1982 2015 2016 2017 2018 2019 2019 C urio sit y Stre a m doubles YOY revenue, reaches over 10M paying subs 4

Founding Purpose and Editorial Mission CuriosityStream was founded to satisfy humanity’s enduring curiosity about our world with premium factual content that informs, enchants and inspires 5

We are in the midst of a massive shift in consumer behavior 1st Revolution BROADCAST 1940 - 1974 2nd Revolution CABLE 1975 - 2006 3rd Revolution ON - DEMAND STREAMING 2007 - Future PI O NEER PIO NEER PIO NEER 4 Content Categories MOVIES & SCRIPTED SERIES FACTU A L GENERAL TV ENTERTAINMENT • Sitcoms • Crime Dramas • Reality TV • Competition Shows SP O RTS Coverage of Live Sporting Events $2.99 - $9.99 Per Month $19.99 Per Year Bundled on Basic The Third Revolution of Television is Here 8 6

The Perilous Niches of SVoD 7

CuriosityStream Delivers the Full Category of Factual Entertainment 8

Significant and Growing Audience Share for Factual Content 9

Impressive Growth Trajectory 10 • Doubling YOY revenue for the last three years with plenty of strong growth ahead, 50% CAGR • >60% Gross margins • Massive recurring revenue • Positive AOIBDA in 4Q 2022

5 Robust, Scalable Lines of Revenue

World's Factual Solution for consumers, distributors, corporations, associations, educational institutions, brands, and media companies

Business Line	Revenue Model	Market Opportunity[1]	Revenue Opportunity by 2025	Estimated % of Total Revenue	Description
Direct & Partner Direct Subscriptions	Monthly and annual subscriptions for HD and 4K accounts	**1.3B+ global OTT viewers** (**193M+** in the US) are fueling demand for SVoD platforms	$70M+	25-35%	DTC subscribers and subscribers via digital providers like Prime Video, Roku Channels, etc. 90% purchasing annual plans. Accessible by anyone with a broadband connection in over 170 countries.
Bundled MVPD Distribution	Fixed fees and/or license fee per subscriber	**2B+** global pay TV and wireless subscribers across **760+** networks worldwide	$90M+	25-35%	Offered in Pay TV packages by wireless providers, cable operators, and DTH providers via multi-year agreements
Corporate & Educational Partnerships	Annual bulk subscriptions, sponsorship, fixed fees, and content creation	**$20B+** annual Fortune 500 CSR spend and **62k+** trade and professional associations nationwide	~$80M	10-20%	Multi-year fixed and escalating fee agreements with associations, colleges, universities, and educational ministries
Sponsorship/ Advertising	Sponsorship Traditional advertising	US brands set to spend **$35B+** in digital video ad with **$8B ad spend** flowing into connected TV platforms	~$75M	10-20%	Traditional :30 and :60 commercials on linear networks; Integrated multiplatform digital brand partnerships
Program Sales	Cost per program/collection Revenue recognizable upon delivery of content	**$121B+** spent in 2019 by global media houses on original content	~$75M	10-20%	Sell existing blocks of content and pre-sell big originals to global media companies

(1) See: "Appendix: Market Scope Details" slide

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Content Acquisition & Production Management TVF ZDF Enterprises PBS ZED NHK BBC Laptop, desktop, PC or Mac via modern web browser Interface Platforms CDN Servers CenturyLink StackPath Cloudfront Cable, Satellite, and Internet Distributors Internet Global C on s u m ers Android device iPhones & iPads Apple TV Roku Chromecast Amazon Fire TV or TV Stick Amazon Kindle Xbox One Native Smart TVs Sony, LG, Samsung & Vizio Marketing & Advertising Creative Services R e se a rch Digital Ops & Distribution OTT Over - The - Top Original Productions PARTNER DIRECT BUNDLED DISTRIBUTORS Prime Video Altice USA StarHub Comcast MultiChoice Roku Channels Airtel Totalplay Apple Channels Vidgo YouTube TV Liberty Global FLOW Medianet Cox Sky NZ Dish Cable Bahamas Millicom NCTC ComHem Gazprom GCI Suddenlink Sprint Totalplay Frndly Sling TV Scribd TTM Through - The - Middle Independent Producers Litton Entertainment Terra Mater Content and Delivery Flow Content Acquisition & Production Marketing & Creative Services Business Affairs & Legal Affiliate Distribution DTC & Network Operations Corporate Partnerships 12

Total Direct & Partner Subscriber Growth *Does not include bulk corporate subscriptions 13 Direct, Partner Direct, and Total Direct

Direct & Partner Direct Subscriber Net Adds by Quarter Net Direct and Net PD *Does not include bulk corporate subscriptions 14

Global Bundled Distribution Bundled pay TV distribution in 8 3 countries in 5 languages English, Mandarin, Spanish, Swedish, Russian Long term recurring revenue via multi - year fixed fee agreements Control global rights to most content Factual travels better than any category 15

10X YOY Bundled Subscriber Growth 0 16 2 4 6 8 10 2016 - 01 2017 - 01 2018 - 01 2019 - 01 2020 - Q1 Million 12 Quarter

Corporate & Educational Partnerships 17 • Primary focus on multiyear, multimillion $ partnerships with corporations and associations. • Deal elements include co - branded member streaming services powered by Curiosity, joint content creation, brand advertising, and corporate sponsorship of CuriosityStream to key school districts. • Targeting $20B+ Fortune 500 annual spending on Corporate Social Responsibility (CSR) and the $15B+ annual association spending. • Over 40 companies have purchased annual subscriptions at bulk discounts for their employees representing over 140,000 paying subscribers. • Longer term focus on bulk sales and partnerships with colleges, universities, libraries, and education ministries.

Corporate Partnership Deal Examples • Co - Branded Streaming Service • Content+Companion Docs • Studio Collaborative for New Content Member/Trade Association 3 Years, $30M Professional Services 3 Years, $1.2M • Sponsor Districts in Key Markets • TCS AI to Assess Lexile Levels in Titles and STEAM • Content Creation Focused on Literacy Pharmaceuticals 3 Years, $1.4M • Sponsor Districts in Key Markets • Content Creation Around Solving Big Scientific Problems 18

SUMMARY RELATED Apollo 13 Similar Topics Apollo Program Space Lunar Module Astronaut NASA Moon Bro wse Collections Jo h n Search A C ME Co - Branded Member Streaming Service Powered by CuriosityStream 19

Advertising / Sponsorship Revenue

High $ Digital Brand Partnerships & Traditional 24/7 Linear

We will light up revenue generating ad inventory in the form of traditional “spots and dots” advertising across our linear networks in November 2020, as well as launch multi-platform branded content campaigns into and surrounding our tentpole original programming.

OUR ADVERTISING SOLUTIONS CAN REACH:

53M+
Households Worldwide

5.6M+
USA Subscribers

825K+
Direct & Partner Direct Subscribers

20

Brand Partner Media Full Series U n der w ri t in g (All Full Eps + 5 Custom) Branded Social Media Promo Videos TV Spots Digital Display (C urio sit y Stre a m Retargeting) C u riosi t y Stream 4K Annual Subscriptions (DTC Price & Discounted) Millions of Trackable Media Impressions Short Form Episode Views Audio (Radio, Digital Streaming) 4K 21

Sample Brand Partnership Proposal Impressions & Cost Guaranteed views and impressions will be delivered by CuriosityStream within USA, unless otherwise requested by partner. 22 Full Series Sponsorship (Messaging on all full episodes, 1 or more full length episodes presented in front of paywall by brand) $1,000,000 1 2,000,000 $0.50 $ - $1,000,000 Branded Social Media Promotional Videos $ - 5 8,000,000 $0.06 $ - $480,000 Short Form Episodes $ - 5 1,500,000 $0.15 $225,000 TV Spots (TV, CTV, Addressable, DAI) $ - up to 5 10,000,000 $ - $43.25 $432,500 Audio (Radio, Digital Streaming) $ - up to 5 25,000,000 $ - $23.75 $593,750 Digital Display (CuriosityStream Retargeting) $ - up to 10 25,000,000 $9.75 $243,750 4K CuriosityStream Annual Subscriptions (DTC Price) $69.99 - N/A $ - $ - $ - Discounted 4K CuriosityStream Annual Subscriptions $20.00 2,500 N/A $ - $ - $50,000 Worldwide Distribution via 40+ Distributor Partnerships Add e d Value Add e d Value 50,000,000 Households (not view guarantee) $ - $ - $ - TOTAL 71,500,000 $0.15 $21.17 $3,025,000 UNIT COST U N ITS VIEW/IMP GUA R A N TEE CPV CPM TOTAL

REPRESENTATIVE PROGRAMS REPRESENTATIVE BUYERS Program Sales Factual Solution for Media Companies • Tapping the $120B+ spent in non - sports content annually (1) • Multi - year, multi - million $ “Curiosity Selects” packaged agreements • Long term pre - sales commitments to high - end blue chip feature docs and science & history series 23 (1) Variety Intelligence Platform – Original Content Spend

Elite Veteran - Led Management Team Clint Stinchcomb President and CEO Jason Eustace Chief Financial Officer Tia Cudahy Chief Operating Officer and General Counsel Andre Silva Chief Technology Officer Devin Emery Chief Product Officer and EVP, Content Strategy Rob Burk Head of Original Programming Devin Cheema Head of Business Affairs Damone Jones SVP, Corporate and Education Partnerships Bill Goodwyn Chief Revenue Officer and EVP Business Strategy 24

25 Strong Key Performance Indicators Driving Superior Top - Line Growth F C AS T F C A S T Revenue Subscribers Bundled Distribution 7 7 1 10 , 6 4 9 30 , 4 8 0 4 1 , 02 0 6 2 , 02 0 73,128 9 7 , 0 6 6 1 10 , 0 6 6 DTC & Partner Direct 2 4 9 5 3 2 89 5 1 , 23 0 1 , 65 5 2,112 2 , 6 4 5 3 , 2 1 4 Corporate Education - 1 0 4 62 8 96 7 2 , 65 2 3,850 6 , 8 7 5 10 , 0 0 0 Total 1 , 0 2 0 11 , 2 8 5 32 , 0 0 3 4 3 , 2 1 7 6 6 , 32 8 7 9, 09 0 1 0 6,5 8 6 1 23 ,2 8 0 Growth Rate 1 0 0 6% 1 84% 3 5% 5 3% 1 9% 3 5% 1 6 % Monthly ARPU DTC & Partner Direct $ 3.76 $ 2.54 $ 1.96 $ 1.87 $ 1.90 $ 1.95 $ 2.01 $ 2.06 Corporate Education n / a $ 0.53 $ 0.67 $ 0.53 $ 0.62 $ 0.64 $ 0.67 $ 0.67 Bundled Distribution $ 0.12 $ 0.13 $ 0.08 $ 0.06 $ 0.07 $ 0.07 $ 0.07 $ 0.07 Total $ 1 . 2 4 $ 0 . 3 7 $ 0 .1 5 $ 0 .1 2 $ 0 . 1 3 $ 0 . 1 4 $ 0 . 1 5 $ 0. 1 6 Growth Rate - 7 0% - 60% - 1 8% 9% 7% 6% 9 % Subscribers - Share on Annual Plans DTC 39% 68% 8 4% 8 4% 8 4% 8 3% 83% 84 % Pricing HD Annual - DTC $ 19.99 $ 19.99 $ 19.99 $ 19.99 $ 20.99 $ 21.99 $ 22.99 $ 23.99 4K Annual - DTC $ 69.99 $ 69.99 $ 69.99 $ 69.99 $ 69.99 $ 69.99 $ 69.99 $ 69.99 HD Monthly - DTC & Partner Direct $ 2.99 $ 2.99 $ 2.99 $ 2.99 $ 2.99 $ 2.99 $ 2.99 $ 2.99 Revenue - Weighting Bundled Distribution 6% 29% 3 9% 3 8% 3 6% 3 1% 26% 23 % DTC & Partner Direct 89% 67% 4 6% 3 4% 2 4% 2 2% 20% 18 % Corporate Education 0% 1% 5% 9% 1 4% 1 6% 19% 20 % Program Sales 5% 2% 1 0% 1 3% 1 4% 1 6% 17% 19 % Advertising & Sponsorships 0% 0% 0% 7% 1 2% 1 5% 17% 19 % Total 100% 1 00% 1 0 0% 1 0 0% 1 0 0% 1 0 0% 1 0 0% 1 0 0% 2018 2019 2020 2021 2022 2023 2024 2025 ACTUAL ACTUAL FCAST FCAST FCAST FCAST FCAST FCAST Financials Revenue 9 , 3 4 5 18 , 0 2 6 39 , 5 1 5 7 1 , 08 2 13 6 , 01 5 2 0 2 , 60 3 2 8 8 , 9 6 8 393,856 Growth Rate 9 3% 1 19% 8 0% 9 1% 4 9% 4 3% 3 6 % AOIBDA (1) ( 33 , 0 7 9 ) ( 43 , 1 86 ) ( 25 , 952 ) ( 1 3 , 28 7 ) 17,123 46,002 81,732 132,203 Growth Rate n / a n / a n / a n / a 1 6 9% 7 8% 6 2 % Net Income (Loss) ( 34 , 9 7 2 ) ( 42 , 5 17 ) ( 25 , 116 ) ( 1 2 , 38 6 ) 1 5 , 22 2 2 9 , 85 1 5 9 , 5 3 1 87 , 4 3 9 Gross Margin - 54% 62% 6 5% 6 4% 6 2% 5 9% 59% 60 % Profit Margin - 374% - 236% - 6 4% - 1 7% 1 1% 1 5% 21% 22 % Ending Cash Balance 105,246 60,204 181 , 4 4 8 128,090 94,346 65,027 80,743 136,248 (1) AOIBDA is defined as operating income excluding: (i) employee share - based compensation, (ii) depreciation and amortization (not content), (ii) restructuring and other charges, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) other items impacting comparability, such as the non - cash settlement of a withholding tax claim

Revenue Bridge - 2020 to 2021 (in $ Millions) 26 ($1.7) $7.6 Churn New Subs

Use of Funds 27

Business Combination 28

31 Operating / Valuation Metrics Comparable Company Analysis EV / 2021P Revenue Source: S&P Capital IQ; data as of August 7, 2020 market close; projected figures based on consensus analyst estimates 64. 0% 40. 3% 44. 5% 56. 1% 25. 7% 64. 9% NM 2021P Gross Margin: 2021P Revenue Growth 79.9% 17.5% 32.7% 5.3% 2 2 .1% 7.6% 19.5% 4.7x 29 8.1x 9.5x 4.2x 4.1x 2.6x 4.0x

(1) Assumes estimated cash held in trust at business combination and no redemption of SWAG public shares (2) Value of consideration to CuriosityStream shareholders assuming 100% stock deal (assumes estimated CuriosityStream cap table as of October 22, 2020 which includes accrued shares from Series A Preferred stock’s 10% PIK dividend); based on 4.25x 2021P revenue multiple and CuriosityStream 2021P revenue of $71.1M with dollar - for - dollar purchase price increase assuming ~$19M existing cash on CuriosityStream balance sheet at closing (3) Reflects committed PIPE placement of $25M at $10.00/share (4) Estimated transaction expenses for underwriting, PIPE Placement, M&A advisory, legal, accounting, and other miscellaneous deal - related fees for CuriosityStream and SWAG shareholders (5) Excludes 12.2M warrants outstanding with a strike price of $11.50/share and 2.2M SPAC sponsor shares subject to vesting. At each of the $12.50/share, $14.00/share, and $15.50/share price thresholds, ~0.7M shares will be issued to the sponsor. (6) Excludes estimated 8.9M shares reserved under the Stock Option plan, of which approximately 2.4M shares will have been granted at the time of the business combination (7) Represents ~$161M of net cash from SPAC trust and PIPE proceeds funded to the CuriosityStream balance sheet; plus ~$19M of existing cash on CuriosityStream balance sheet at time of closing Pro Forma Shares Outstanding (5),(6) 5 0 ,9 2 2, 8 28 Illustrative Share Price (1) $ 1 0. 0 4 Pro Forma Illustrative Equity Value $ 5 1 1 ,3 3 0, 6 52 Plus: Pro Forma Debt - Less: Pro Forma Cash (7) ( 1 8 0 ,1 1 7, 2 1 7 ) Pro Forma Illustrative Enterprise Value $3 3 1, 2 13 , 435 Cash Held in Trust (1) $ 1 5 0 ,1 1 7, 2 17 Issuance of Shares (2) 3 2 1, 0 9 8 ,5 0 0 PIPE Investment Proceeds (3) 2 5 ,0 0 0, 0 00 Cash from Target Balance Sheet 1 9 ,0 0 0, 0 00 Total Sources $ 5 1 5 ,2 1 5, 7 17 Stock Consideration $ 3 2 1 ,0 9 8, 5 00 Transaction Expenses (4) 1 4 ,0 0 0, 0 00 Remaining Cash to Balance Sheet 1 8 0, 1 1 7 ,2 1 7 Total Uses $ 5 1 5 ,2 1 5, 7 17 So urces Pro Forma Valuation Us es Illustrative Pro Forma Ownership at $10.04 per share (1) Sources & Uses and Pro Forma Capitalization Existing CuriosityStream Shareholders, 62.8% SPAC Shareholders, 29.4% PIPE Shareholders, 4.9% SPAC Founders, 2.9% 30

Thank you!

APPENDIX 32

CuriosityStream at a Glance


CuriosityStream
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DEEP TIME HISTORY
Trending

Award-winning non-fiction programming

3,000+ titles available on virtually any device that can stream video

Globally relevant, regionally optimized programming strategy

Serving the full category of factual including science, nature, space, history, food, travel, and more

13M+ Paying Subscribers WW

$1.25B Est. Original Production Value

Available in 175+ Countries

40+ Distribution Partners

33

36 Market Scope Details Bundled Distribution Global # of Operators 884 2019, GSA Report (MNOs actively investing in LTE) Global # of Active LTE Operators 769 2019, GSA Report (Active LTE operators) 2019 2022 " of 4G Subscribers worldwide (in M) 4,150 5,100 Source: 2019, TeleGeography; 2022 Forecast, TeleGeography --- Est. 25% of total subscribers with streaming capability 1,038 1,275 Global Pay TV Subscribers (in M) 1,080 Source: 2019, Digital TV Research Total Bundled Market Opportunity 2,118 Additional Info: Geographic Leaders by Total 4G / LTE Subscribers (in M) 2019 China 1,300 Source: 2019, LTE Subscribers, TeleGeography India 580 USA 316 Brazil, Indonesia, Japan, Russia 100 - 150 Corporate / Educational Sales Total Annual CSR Budget ($ in M) $20,000 Source: Harvard Business Review, F500 " of Trade and Professional Associations (US) 62,700 Source: 2019 IRS Data Book, Business Leagues 34 Corporate / Educational Sales Total Annual CSR Budget ($ in M) $20,000 " of Trade and Professional Associations (US) 62,700 DTC Total OTT Subscribers Worldwide (in M) 1,372 Total OTT Subscribers in the US (in M) 193 Ad Spend US Digital Video Advertising Spend ($ in M) $35,450 US Connected TV Ad Spend ($ in M) $7,990 Program Sales Media House Original Content Spend ($ in M) $120,000

Direct Platforms (O&O) Smart TVs Partner Direct Direct & Partner Direct Platforms 35

38 AOIBDA Reconciliation 2018 2019 $(000)s GAAP Net Loss (3 4 ,9 7 2) (4 2 ,5 1 7) Interest Expenses (Income) 1,555 (2, 0 99) Depreciation and Amortization 260 253 Share - based Compensation 35 1,008 FX - (Gain) / Loss - 27 Foreign WH - 130 Income Tax 43 12 AOIBDA (3 3 ,0 7 9) (4 3 ,1 8 6) 36 AOIBDA is defined as operating income excluding: (i) employee share - based compensation, (ii) depreciation and amortization (not content), (ii) restructuring and other charges, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) other items impacting comparability, such as the non - cash settlement of a withholding tax claim